Exhibit (16)

POWER OF ATTORNEY

WHEREAS, the undersigned is a Trustee of Dupree Mutual Funds (the “Trust”).

IT IS THEREFORE RESOLVED, that the undersigned hereby constitutes and appoints Michelle M. Dragoo and Michael V. Wible, and each of them singly, as attorneys for him and in his name, place and stead, and his capacity as a Trustee, to execute and file the Registration Statement on Form N-14 of the Trust described below and any amendment or amendments to said Registration Statement hereby giving and granting to said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the time doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Registration Statements:

Registration Statement on Form N-14 relating to the reorganization of Kentucky Tax-Free Short-to-Medium Series with and into Kentucky Tax-Free Income Series, Tennessee Tax-Free Short-to-Medium Series with and into Tennessee Tax-Free Income Series, and North Carolina Tax-Free Short-to-Medium Series with and into North Carolina Tax-Free Income Series, each a series of the Trust.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of February 2025.

/s/ Marc A. Mathews
Marc A. Mathews
Trustee

Exhibit (16)

POWER OF ATTORNEY

WHEREAS, the undersigned is a Trustee of Dupree Mutual Funds (the “Trust”).

IT IS THEREFORE RESOLVED, that the undersigned hereby constitutes and appoints Michelle M. Dragoo and Michael V. Wible, and each of them singly, as attorneys for him and in his name, place and stead, and his capacity as a Trustee, to execute and file the Registration Statement on Form N-14 of the Trust described below and any amendment or amendments to said Registration Statement hereby giving and granting to said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the time doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Registration Statements:

Registration Statement on Form N-14 relating to the reorganization of Kentucky Tax-Free Short-to-Medium Series with and into Kentucky Tax-Free Income Series, Tennessee Tax-Free Short-to-Medium Series with and into Tennessee Tax-Free Income Series, and North Carolina Tax-Free Short-to-Medium Series with and into North Carolina Tax-Free Income Series, each a series of the Trust.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of February 2025.

/s/ James C. Baughman, Jr.
James C. Baughman, Jr.
Trustee